                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


 Date of report (Date of earliest event reported):   March 24, 1998.



                         EDUCATION LOANS INCORPORATED
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Delaware                333-26679-01                 91-1819974
(State or other jurisdiction of     (Commission               (I.R.S. Employer
 incorporation or organization)     File Number)             Identification No.)

105 First Avenue Southwest, Aberdeen, South Dakota                       57401
     (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:   (605) 622-4400

                                Not Applicable
        (Former name or former address, if changed since last report.)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

        Not Applicable.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        Not Applicable


ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        Not Applicable


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Not Applicable


ITEM 5. OTHER EVENTS.

        Pursuant to the Servicing Agreement, dated as of February 1, 1998 (the "Agreement"), among Education Loans Incorporated, as Issuer (the "Issuer"), Student Loan Finance Corporation, as Servicer (the "Servicer"), and U.S. Bank National Association, as Trustee (the "Trustee"), the Servicer delivered to the Trustee the statement required by Section 5.23 of the Indenture and Section 21 of the Agreement, which statement is being filed as Exhibit 99.1 to this Form 8-K, and based thereon the Trustee made the distributions to the holders of the Issuer's Student Loan Asset-Backed Callable Notes, Series 1998-1.


ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

        Not Applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (C)  EXHIBITS

        The following exhibit is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.


      EXHIBIT NO.               DESCRIPTION

          99.1 Servicing Report, dated February 28, 1998, delivered to the Trustee.


ITEM 8. CHANGE IN FISCAL YEAR.

        Not Applicable


ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

        Not Applicable

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.


Date: April 6, 1998

                              EDUCATION LOANS INCORPORATED



                              By      /s/ A. Norgrin Sanderson
                                -------------------------------------
                                A. Norgrin Sanderson
                                President

                                 EXHIBIT INDEX
                                 -------------



EXHIBIT   DESCRIPTION OF EXHIBIT
-------   ----------------------

  99.1 Servicing Report, dated February 28, 1998, delivered to the Trustee.